Exhibit 10.10

CONFIDENTIAL TERM SHEET

June 15, 2018

STRIVE WELLNESS OF NEVADA, LLC

a Nevada limited liability company

_____________________________________

We are offering and selling a specified portion (defined herein) of the total membership interests (collectively referred to herein as “Interests” and each individually, as a “Interest”) in Company (defined herein) only to Item9 (defined herein) as an accredited investor, in reliance upon exemptions from the registration requirements of the Securities Act of 1933 (the “Act”). Item9 shall not re-offer or resell the acquired Interests, or otherwise transfer them, unless they are registered under applicable securities laws or are exempt from such registration.

This Confidential Term Sheet (“Term Sheet”) provides the material terms of the offering and upon acceptance the parties agree to agree upon, prepare and execute any additional documents between Company and Item 9 Labs Corp, a Delaware corporation (“Item9”). This Term Sheet does not constitute either an offer to sell or a solicitation of an offer to purchase securities in any jurisdiction in which an offer is not authorized or to any individual who does not possess the qualifications described in this term sheet.

ANY INVESTMENT IN THE INTERESTS OF COMPANY ARE HIGHLY SPECULATIVE AND INVOLVE SIGNIFICANT RISKS. YOU SHOULD RETAIN YOUR OWN PROFESSIONAL ADVISORS TO REVIEW AND EVALUATE THE ECONOMIC, TAX AND OTHER CONSEQUENCES OF INVESTMENT IN THIS OFFERING (INCLUDING OUR OPERATING AGREEMENT AND THE RISK FACTORS SET FORTH IN EXHIBIT A). YOU SHOULD NOT CONSTRUE THE CONTENTS OF THIS TERM SHEET, OR ANY OTHER INFORMATION FURNISHED BY US, AS LEGAL OR TAX ADVICE.

THE INTERESTS HAVE NOT BEEN REGISTERED UNDER THE SECURITIES LAWS OF ANY JURISDICTION. NEITHER THE SECURITIES AND EXCHANGE COMMISSION NOR ANY FEDERAL OR STATE SECURITIES COMMISSION OR REGULATORY AUTHORITY HAS RECOMMENDED OR APPROVED OF THE INTERESTS OR PASSED UPON THE ACCURACY OR INACCURACY OF THIS TERM SHEET AND THE EXHIBITS TO IT. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

About This Term Sheet:

The proposed information in this Term Sheet is accurate only as of the date of this Term Sheet, regardless of the time of sale, assignment, acquisition or delivery of the applicable portion of the Interests further described herein, and shall be agreed upon and enforceable upon the execution of this Term Sheet. The Parties shall mutually work together to prepare and execute all additional ancillary documents which may be required.

Description of the Business:

Strive Wellness of Nevada, LLC, a Nevada limited liability company (“License Holder”) has been allocated a Cultivation and Processing Licenses (“Licenses”) pursuant to the Regulation and Taxation of Marijuana Act (“Act”). Strive II, LLC, to-be-formed as a Nevada limited liability company (“Company”) for the purpose of providing Item9 with a vehicle for contributing, funding and benefitting from additional affiliated entities and certain contracts, agreements, rights and assets which shall be held by the same. The following entity will be wholly owned by Company as follows:

(a) Management Co.

Company, as the sole Member through a to-be-formed Nevada limited liability company (“Management Co”) for the purpose of providing services related to the development, design, construction, operation, administration and management of a cultivation facility on behalf of License Holder, pursuant to a Cultivation and Processing Management Services Agreement “Management Agreement”), between Management Co and License Holder. In exchange for providing such services, License Holder will pay certain management fees to Manager. An Operating Agreement of Management Co shall be prepared and executed, among other terms, allocating revenue earned by Management Co (after payment of taxes, obligations, debts and standard operating costs and expenses) to Company, to be distributed pro rata pursuant to each Member’s percentage of membership interests or as the Members otherwise agree in writing.

The aforementioned referred to as the “Business”.

Terms:

The License’s current total valuation is equal to or greater than Two Million Five Hundred Thousand and 00/100 Dollars ($2,500,000.00) (“License Value”). Company is offering Item9 a total of Fifty One Percent (51%) (“Item9 Interests”) of the total Interests in Company, unless otherwise excepted herein, contingent upon Item9’s acceptance and satisfaction of the following terms and obligations:

(a) No more than thirty (30) days following the mutual execution of this Term Sheet, Item9 shall contribute to Company, and amount equal to One Million Five Hundred Thousand and 00/100 Dollars ($1,500,000.00)(“Item9 Contribution”) as its initial capital contribution to Company, to be used for all costs, fees and expenses related to the acquisition, design, development of the Property and construction of the Facility, including all required equipment and permits, and all that is required to allow for the ongoing operation and management of the Facility by Management Co, in providing the services further described and required in the Management Agreement with License Holder. The Operating Agreement of Company shall describe the Item9 Contribution as its initial contribution, however, Item9 shall not be entitled to repayment of or preferred rate of return on the Item9 Contribution. Allocation of profits, losses and distributions shall be made pursuant to each Member’s pro rata percentage of the total Interests in Company, unless otherwise agreed to by the Board of Managers of Company. The Item9 Contribution shall be deemed nonrefundable upon receipt by Company.

(b) Upon submission of the Item9 Contribution, Company shall then take the steps necessary to assign, transfer and convey a portion of the Item9 Interests equal to Twenty Percent (20%) (“Partial Interests”) to Item9. Company shall also take the steps necessary to name and appoint one (1) individual designated by Item9 (“Item9 Manager”) to the Board of Directors, which shall then be comprised of Sara Gullickson, Donald Burton Larry Lemons and Item9 Manager. Company will also take the actions necessary to prepare and execute a restated and amended Operating Agreement of Company evidencing the addition of Item9 as Member, the assignment, transfer and conveyance of the Partial Interests to Item9 and the naming and appointment of the Item9 Manager to the Board of Managers, to serve in conjunction with Sara Gullickson, Donald Burton and Larry Lemons (collectively the “Board of Managers”). The Board of Managers and shall be responsible for the ongoing management and governance of Company. All decisions and actions on behalf of Company, respectively, shall require consent and approval of a majority of the Board of Managers.

Company shall also take the steps necessary to name and appoint the Item9 Manager to the Board of Managers of Management Co, to serve in conjunction with Sara Gullickson, Donald Burton and Larry Lemons (collectively “MC Board of Managers”). The MC Board of Managers and shall be responsible for the ongoing management and governance of Management Co. All decisions and actions on behalf of Management Co, respectively, shall require consent and approval of a majority of the MC Board of Managers. Management Co will also take the actions necessary to prepare and execute a restated and amended Operating Agreement of Management Co evidencing the MC Board of Managers and related terms of management and governance.

(c) Upon receipt of approval to operate the Facility from the State of Nevada pursuant to the Act and any applicable rules, regulations and requirements, Company shall take the steps necessary to assign, transfer and convey the remaining portion of the Item9 Interests, equal to Thirty One Percent (31%) of the Interests (“Remaining Interests”), to Item9. The Company shall then take the steps necessary to prepare and execute an amendment to the Operating Agreement of Company evidencing the assignment, transfer and conveyance of the Remaining Interests to Item9.

(d) Upon execution of this Term Sheet, Item9 shall take the steps necessary to develop a comprehensive financial budget which identifies and establishes the approximate costs, fees and expenses (“Budget”) necessary to identify, acquire, design, develop the Property and construct the Facility, including all required equipment and permits, in conjunction with a schedule, such that the cultivation and processing operations at the Facility, under the License, are fully operational within nine (9) months of the mutual execution of this Term Sheet (“Project Completion Date”). Such Budget is subject to approval by License Holder, Management Co, Company and Real Estate Co, which shall not be unreasonably withheld. Item9, License Holder, Company, Management Co and Real Estate Co agree to work together in good faith to identify and agree upon any modifications, additions or changes to the Budget, which the parties determine to be necessary to ensure completion of the Facility and cultivation and processing operations, on or before the Project Completion Date, however, upon request from Item9, the Board of Managers of Company may agree to extend the Project Completion Date, as determined reasonable and necessary. Any such extension required as a result of regulatory, city, state and/or local municipality

(e) On or before the date that is twelve (12) months following the execution of this Term Sheet (“Financed Date”), Item9 shall undertake to raise the necessary capital (in addition to the Item9 Contribution), which the Parties agree is approximately Four Million and 00/100 Dollars ($4,000,000.00) or any amount necessary to complete the project as provided herein (“Financed Amount”), to be utilized and applied for the purpose of identifying, acquiring, designing, developing and constructing the Property and the Facility, including commencement of the operation of the Facility (including all approvals and authorizations) on behalf of License Holder. Item9 agrees the Financed Amount shall be secured pursuant to a Promissory Note (“Note”), pursuant to which the financing party (“Lender”) shall lend to Management Co as “Borrower”, the Financed Amount (or as the parties otherwise agree in writing) at a rate of eight percent (8%), for a term of a term of Five (5) years and Item9 shall guarantee the total Financed Amount, executing the Note as “Guarantor”. Additional terms and provisions to be negotiated and agreed upon in the preparation of all required loan documents.

The aforementioned (a) through (e) of this “Terms” section shall be collectively referred to herein as the “Total Item9 Contribution”).

In the event Item9 fails, is unable or unwilling to satisfy the Total Item9 Contribution pursuant to the terms and provisions described herein, including securing the Financed Amount on or before the Financed Date (“Item9 Failure”), Company shall have the right to immediately assign, transfer and convey a portion of the Item9 Interests equal to Thirty One Percent (31%) to Sara Gullickson, Donald Burton and Larry Lemons collectively, meaning Item9 shall from thereon hold an amount equal to Twenty Percent (20%) of the total Interests in Company. Company shall also have the right to remove the Item9 Manager from the Board of Managers and MC Board of Managers. Company shall then prepare and execute a restated and amended Operating Agreement of Company and Management Co, evidencing these modifications and changes.

Operating Agreement:

The parties acknowledge and agree they will work together in good faith to prepare, adopt and execute an Operating Agreement of Company which provides all Members and individuals serving on its Board of Managers with the necessary structure, security and protections related to ownership, management, governance, the addition and removal of members and managers, allocation of profits and losses, management, acquisition and sale of Company assets, succession, assignment and all other l other reasonable terms, obligations and provisions related to the management, operation and governance of Company to the mutual benefit of its Members and Board of Managers. The parties further agree to the same mutual obligations as it relates to the preparation, adoption and execution of Operating Agreements for Management Co, Real Estate Co and any other to-be-formed entities related to this venture.

Corporate Documentation:

The Articles of Organization of Company, Management Co, Real Estate Co and any additional to-be-formed entities, will be filed with the State of Nevada or applicable state of formation, and upon approval provided all the relevant parties, as well as any additional organizational or operational documents.

Affiliate Entities:

Sara Gullickson, Donald Burton and Larry Lemons will collectively take the steps necessary to form and create Company and Management Co and any additional affiliate entities that may be required, in their discretion and will provide such documentation to the appropriate parties as they become available.

Real Estate Co:

Item9 shall take all steps necessary to form a Nevada limited liability company (“Real Estate Co”) for the purpose of identifying, acquiring, purchasing, holding and managing certain real property in the State of Nevada (“Property”), for the purpose of authorizing Management Co, in conjunction with License Holder, to design, develop, construct, operate, administer and manager a state-of-the-art cultivation and extraction facility comprised of approximately twenty thousand (20,000) square feet (“Facility”), pursuant to the License and applicable rules, requirements and regulations. In the event the parties terminate the relationship described herein for any reason, Company shall have a first right of refusal to purchase and acquire the Property at the current fair market value, including the assumption of the Financed Amount which may remain outstanding and due. Upon the complete repayment of the Financed Amount, Item9 shall take all steps necessary to assign, transfer and convey an amount equal to Forty-Nine (49%) of the membership interests in Real Estate Co (“Real Estate Co Interests”) to Sara Gullickson, Donald Burton and Larry Lemons collectively, or their nominee. Item9 shall also prepare an amended and restated Operating Agreement of Real Estate Co, evidencing the assignment, transfer and conveyance of the Real Estate Co Interests and the addition of one (1) individual, designated by Sara Gullickson, Donald Burton and Larry Lemons collectively to the Board of Managers of Real Estate Co (“RE Board of Managers”). and any other agreed upon terms and provisions related to the management and governance of Real Estate Co.

Suitability:

Investment in any portion of the Interests of Company involves risk; therefor, this investment is only suitable for an investor who has such knowledge and experience in financial and business matters to be capable of evaluating the merits and risks of this offering and who can bear the economic risk of investment, including absence of liquidity and potential loss of this investment.

Exclusive Relationship:

The parties agree the relationship between Sara Gullickson, Donald Burton, Larry Lemons and Item9 is mutually exclusive as it relates sole to the License and joint venture described herein this Term Sheet. However, upon the occurrence of the Item9 Failure described above, such exclusivity shall terminate, and Sara Gullickson, Donald Burton and Larry Lemons shall have the right to seek relationships with any other third-party individual or entity as it relates to the License, Company, Management Co and any other portion of the Business.

Other Product; Services; Business:

The parties expressly acknowledge and agree, the exclusivity and joint venture relationship described herein this Term Sheet is applicable ONLY to the opportunity and activities described herein. Each party shall be free to market its existing products, services and businesses and to develop and market additional products and services and to otherwise conduct its business in the cannabis industry and any other market or industry, whether or not such business is now or in the future directly or indirectly competitive with the other party's business in any location outside of the State of Nevada. The parties expressly acknowledge and agree they shall respectively have the right to invest, participate and engage in any activity in the cannabis industry or any other market or industry, which is outside the scope of this Term Sheet.

Member Expenses:

Company and Item9 will be responsible each, for its own legal, tax and accounting expenses and any out-of-pocket expenses incurred in connection with the offering described herein and any required actions. Company makes no representation or warranty regarding the tax consequences of your investment in Company.

Taxation of Company:

Company shall be taxed as a partnership for purposes of state and federal taxation, until such time as changed by the Board of Managers, in its sole discretion, pursuant to the Operating Agreement.

Transfer of Interests:

All Interests of Company are subject to restrictions designed to ensure that we comply with applicable securities laws and to satisfy certain tax law considerations. In addition, all proposed transfers will be subject to other restrictions which will be described in Company’s Operating Agreement.

Forward-Looking Information:

This Term Sheet contains forward-looking statements that involve risks and uncertainties, many of which are beyond our control. These statements relate to future events or our future sales or financial performance. All statements in this Term Sheet other than statements of historical facts are forward-looking statements. Forward-looking statements include statements regarding our strategy, future operations, financial projections, prospects, plans, and changes in state and federal law, applicable cannabis regulatory rules and objectives of Company. In some instances, you can identify forward-looking statements by terminology including “may,” “could,” “should,” “will,” “expect,” “plan,” “intend,” “believe,” “anticipate,” “predict,” “continue,” “potential,” or “opportunity,” the negative of these terms or other comparable terms.

Forward-looking statements in this Term Sheet are only predictions. Actual events or results may differ materially. In evaluating these statements, you should specifically consider various factors, including the Risk Factors attached as Exhibit A and other risk factors described elsewhere in this Term Sheet. These factors may cause our actual results to differ materially from any forward-looking statement. This Term Sheet also contains forward-looking statements attributed to third parties relating to their estimates regarding population growth or the growth of our markets.

Although we believe the expectations reflected in the forward-looking statements are reasonable, we cannot and do not guarantee future results, performance or achievements. All forward-looking statements speak only as of the date of this Term Sheet. We are under no duty to update any of the forward-looking statements after the date of this Term Sheet to conform them to actual results or to changes in our expectations.

Risk Factors:

THIS INVESTMENT IS SUBJECT TO A HIGH DEGREE OF RISK. YOU SHOULD NOT INVEST UNLESS YOU CAN BEAR THE RISK OF LOSING YOUR INVESTMENT. WE HAVE IDENTIFIED THE PRIMARY RISKS IN THE ATTACHED DESCRIPTION OF RISK FACTORS IN EXHIBIT A. YOU SHOULD CAREFULLY CONSIDER THOSE RISK FACTORS, ALONG WITH OTHER RISKS RELEVANT TO THE OFFERING, WITH YOUR PROFESSIONAL ADVISORS BEFORE DECIDING TO INVEST. YOU ACKNOWLEDGE AND AGREE THAT COMPANY IS MAKING NO REPRESENTATION OR WARRANTY REGARDING THE PERFORMANCE OF COMPANY OR THE BUSINESS AND THAT YOU ARE RELYING SOLELY ON YOUR OWN JUDGMENT IN DETERMINING WHETHER TO MAKE ANY INVESTMENT IN COMPANY AND ITS BUSINESS.

You will be given the opportunity to meet with management and conduct your own due diligence investigations, upon which you must rely in making your investment decision.

THIS TERM SHEET IS SUBMITTED IN CONNECTION WITH THE OPPORTUNITIES, OBLIGATIONS AND TERMS DESCRIBED HEREIN, AND MAY NOT BE REPRODUCED OR USED FOR ANY OTHER PURPOSE. BY ACCEPTING THIS TERM SHEET, YOU AGREE THAT ALL OF THE INFORMATION CONTAINED HEREIN IS OF A CONFIDENTIAL AND PROPRIETARY NATURE, THAT YOU WILL TREAT SUCH INFORMATION IN A CONFIDENTIAL MANNER, AND THAT YOU WILL NOT, DIRECTLY OR INDIRECTLY, DISCLOSE OR PERMIT YOUR EMPLOYEES, AGENTS OR AFFILIATES TO DISCLOSE ANY OF SUCH INFORMATION WITHOUT THE PRIOR WRITTEN CONSENT OF COMPANY, WHICH MAY BE WITHHELD IN COMPANY’S SOLE AND ABSOLUTE DISCRETION. IF YOU DO NOT PARTICIPATE IN THIS OFFERING, YOU AGREE TO RETURN THIS TERM SHEET, AND ANY ACCOMPANYING DOCUMENTATION, TO COMPANY IMMEDIATELY.

EXHIBIT A

RISK FACTORS

THE INTERESTS ARE SPECULATIVE AND INVOLVE A HIGH DEGREE OF RISK. ACCORDINGLY, YOU SHOULD NOT INVEST IN THE INTERESTS IF YOU LACK SUFFICIENT MEANS TO SUSTAIN THE LOSS OF PART OR ALL OF YOUR INVESTMENT. YOU SHOULD CAREFULLY CONSIDER THE FOLLOWING RISK FACTORS BEFORE MAKING A DECISION TO PROCEED WITH ANY INVESTMENT IN COMPANY:

1. The Risk of Regulatory or Political Change. The success of our Business depends on the ongoing legality of the cannabis industry as it relates to the cultivation of cannabis (“cannabis”) and manufactured and derivative products which contain cannabis. The political environment surrounding the cannabis industry in general can be volatile and the regulatory framework remains in flux. There is a growing movement in the United States supporting the legalization of cannabis for medical, as well as non-medical purposes, and as such, as of the date of this offering, nine (9) states and Washington D.C. have implemented laws and regulations to legalize and regulate the adult use of cannabis, twenty nine (29) states and Washington D.C. have implemented laws and regulations to legalize and regulate the medical use of cannabis, and thirteen (13) states have pending legislation regarding the medical use of cannabis, however, the risk remains that a shift in the regulatory or political realm could occur and have a drastic impact on the industry as a whole, adversely impacting Company and Business.

2. Risk of Synthetic Production and Technological Advancements. The pharmaceutical industry continues to attempt to dominate the cannabis industry, and in particular, legal cannabis, through the development and distribution of synthetic products which emulate the effects and treatment of cannabis. If they are successful the widespread popularity of such synthetic products could change the demand, volume and profitability of the cannabis industry and adversely affect our ability to ensure long term success and expansion.

3. Unknown Regulatory Fees and Taxes. Company is aware that the State of Nevada will implement certain special taxes and fees on business, which may be further amended and implemented from time to time. This would have an impact on the net income and return on Company’s Business, however, the extent of such impact is not yet known.

4. Legality of Cannabis. The State of Nevada enacted the Regulation and Taxation of Marijuana Act, which legalizes the recreational cannabis for adults that are twenty-one (21) years or older, in the State of Nevada. Twenty-nine (29) other states and Washington D.C. have also enacted legislation legalizing the medical use of cannabis; thirteen (13) states have pending legislation regarding the legalization of the medical use of cannabis, and; nine (9) states and Washington D.C. have enacted legislation legalizing the adult use of cannabis as well. However, the Federal Government has not enacted similar legislation and the sale and disbursement of cannabis remains illegal under Federal Law. The Federal Government has specifically reserved the right to enforce Federal Law in regard to the sale and disbursement of cannabis even if such sale and disbursement is sanctioned by state law. Further, there is no guaranty that at some future date, voters and/or the applicable legislative bodies will not repeal, overturn or limit any such legislation legalizing the sale, disbursement and consumption of cannabis. It is also important to note that local and city ordinances may strictly limit and/or restrict disbursement of cannabis in a manner that will make it extremely difficult or impossible to transact business that is necessary to the continued operation of the cannabis industry. Federal actions against any individual or entity engaged in the cannabis industry or a substantial repeal of cannabis related legislation could adversely affect Company.

5. Large Scale Competition. Currently, the cannabis industry is comprised of individuals and small to medium-sized entities, however, the risk remains that large conglomerates and companies who also recognize the potential for financial success through investment in this industry could strategically purchase or assume control of larger dispensaries and cultivation facilities and in doing so establish price setting and cost controls which would effectively “price out” many of the individuals and small to medium-sized entities who currently make up the bulk of the industry. While the trend in most state laws and regulations seemingly deters this type of takeover, this industry remains at its infancy stage, so what the landscape will be in the future remains largely unknown, which in itself is a risk.

6. Start-Up Stage Business. Company will be formed and incorporated as a Nevada limited liability company, pursuant to the Nevada Limited Liability Company Act, upon the submission of its Articles of Organization to the State of Nevada. We are in the formation and start-up stage and have no past revenues. Our proposed plans for proceeding are subject to all business risks associated with new business enterprises, including the absence of an operating history upon which to evaluate an investment. The likelihood of our success must be considered in light of the problems, expenses, difficulties, complications and delays frequently encountered in connection with the formation of a new business, the development of new strategy and the competitive environment in which we will operate. It is possible that we will incur a loss in the future. We cannot guarantee that we will be profitable.

7. General Regulatory Risks. The Business is subject to the Regulation and Taxation of Marijuana Act, as may be amended from time to time, as well as the applicable state and local statutes, ordinances, rules and regulations, including, among others, zoning and land use ordinances, building, plumbing and electrical codes, contractors’ licensing laws and health and safety regulations and laws. Local municipalities have imposed (or may in the future impose) various fees related to the legal cannabis industry and ancillary businesses some of which were enacted to fund, among other things, schools, road improvements and low and moderate-income housing. Additionally, various municipalities have proposed or enacted additional initiatives restricting the growth and expansion of cannabis dispensaries and cultivation facilities. We cannot assure you that these general regulatory issues will not have an adverse impact on the Business or our Company, operating results and financial condition.

8. There has not been and there is not expected to be, a trading market for the Interests, and there are restrictions on resale. Prior to this offering, there has been no trading market for the Interests, and Company has no expectation that any market will develop for its Interests. Resale of the Interests offered hereby is further limited because such securities have not been registered under federal or state securities laws. Any Interests purchased hereunder will be subject to the Company’s Operating Agreement. The Company’s Operating Agreement will prohibit a Member from selling or transferring its portion of the Interests in Company, except in compliance with the Operating Agreement. Neither Company nor any Member has any obligation to purchase any Member's portion of the Interests although certain provisions regarding rights of first refusal apply.

9. No SEC Reporting Contemplated. This offering of a portion of the Interests is not being registered with the Securities and Exchange Commission under the Securities Act of 1933 in reliance on an exemption from such registration. Company is not now, and after the completion of this offering will not be, subject to the periodic reporting requirements, proxy rules and certain other provisions of the Securities Exchange Act of 1934. Company plans to make available to future Members, annual audited financial reports.

10. Leverage. Company’s Operating Agreement will permit Company to incur debt, necessary to develop, operate, manage and expand the Business. As funds are borrowed, such financing will increase the risk of your investment because debt service increases the expense of operation. In addition, lenders may require restrictions on future borrowing, distributions and operating policies. Our ability to meet our debt obligations will depend upon our future performance and will be subject to financial, business and other factors affecting our business and operations, including general economic conditions. We cannot assure you that we will be able to meet our debt obligations.

11. Need for Additional Capital; Issuance of Additional Interests. We cannot assure you that the Business will generate proceeds sufficient to distribute a positive return, and it is possible that we will need additional capital to continue and maintain the necessary management and operations of Company and the Business.

12. Restrictions on Transfer; No Registration of Interests. The Interests are subject to substantial restrictions on transfer under federal and state laws regulating the sale or transfer of securities. Accordingly, you must be willing to bear the economic risk of your investment for an indefinite period of time. We have no commitment or intention to register the Interests with the Securities and Exchange Commission or any state regulatory authority. In addition, at this time, our Operating Agreement will contain transfer restrictions (including a right of first refusal in favor of Company and the Members), and transferees may be admitted as substitute Members only as provided in our Operating Agreement. The voluntary withdrawal of a Member will not permitted.

13. Financial Projections/Assumptions. We may provide certain financial estimates, projections and other forward-looking information. Such forward- looking information is based on assumptions of future events that may or may not occur, which assumptions may not be disclosed in such documents. YOU SHOULD INQUIRE OF THE MANAGER AND BECOME FAMILIAR WITH THE ASSUMPTIONS UNDERLYING ANY PROJECTIONS. Projections are inherently subject to varying degrees of uncertainty and their achievability depends on the timing and probability of a complex series of future events. We cannot assure you that the assumptions upon which these projections are based will be realized. ACTUAL RESULTS MAY DIFFER MATERIALLY FROM PROJECTED RESULTS FOR A NUMBER OF REASONS INCLUDING INCREASES IN OPERATING EXPENSES, CHANGES OR SHIFTS IN REGULATORY RULES, UNDISCOVERED ADVERSE CONDITIONS WITH THE BUSINESS OPPORTUNITIES AND INCREASED COMPETITION. ACCORDINGLY, YOU SHOULD NOT RELY UPON ANY PROJECTIONS TO INDICATE THE ACTUAL RESULTS WE MIGHT ACHIEVE.

14. ERISA Risks. There may be special concerns for Members subject to ERISA and any rules or regulations promulgated thereunder. You should consult your own ERISA advisors before investing in Company.

15. Federal Income Tax Risks – In General. The federal income tax aspects of an investment in Company are complex, and their impact may vary depending on an Investor’s individual circumstances. Potential Investors should consider the following tax risks, among others:

(a) Members will be taxed currently on their allocable portion of the Interests of Company’s taxable income, even if they receive no distributions of cash from Company; accordingly, there is a risk that in some years your tax liabilities arising out of your portion of the Interests in Company may exceed your cash distributions, and these tax liabilities will be out-of-pocket expenses to you;

(b) Company was not formed with the intent to produce deductions in excess of income that could be used to offset income from other sources;

(c) any net losses of Company and any interest expenses on any debt incurred by a Member to acquire or carry an interest in Company are likely to be subject to the limitations on deduction of passive activity losses;

(d) the Internal Revenue Service (the “IRS”) may challenge Company’s allocation and/or characterization of income, gain, loss, deduction and credit;

(e) Members may be precluded from claiming certain deductions by virtue of limitations on miscellaneous itemized deductions and/or application of the at-risk rules;

(f) Company may claim deductions or other tax benefits to which it believes it is entitled, but there can be no assurance that the deductions or other benefits will be allowed on audit;

(g) the IRS may challenge reporting positions taken by Company on its tax returns and, if the challenge is successful, seek to impose interest and penalties on taxes found to be due; and

(h) tax laws, rules, regulations and rulings may change, with or without retroactive effect.

Company does not intend to seek any advance ruling from the IRS on any tax issue, nor does Company intend to seek any opinion of counsel regarding the tax aspects associated with Company’s operations or the potential tax impact of an investment in Company by a Member. Each potential Investor must consult his or her own tax advisor regarding the tax consequences (including federal and state income tax consequences) of investing in Company, with specific reference to his own tax situation.

16. Federal Income Tax Risks – Non-U.S. Investors. The rules governing federal income taxation of non-resident alien individuals, foreign corporations, foreign partnerships and other foreign entities, which we refer to collectively as Non-U.S. Investors, are complex. Although tax treaties may reduce our withholding obligations, based on current law, if you are a non-U.S. Investor in Company you will generally be subject to U.S. withholding tax on your distributions as well as applicable foreign taxes. Company will be required by law to withhold such federal taxes from your distributions. Non-U.S. Investors should consult with their own tax advisors to determine the impact of federal, state and local income tax laws with respect to an investment in the Interests, including reporting requirements. They should also consider the tax treatment of the investment under the tax laws of their home country.

The Parties acknowledge and agree by executing this Confidential Term Sheet they are agreeing to the terms herein and will mutually work together to prepare the documents and materials required to proceed as described herein.

ACCEPTED AND AGREED BY:

Sara Gullickson,

an individual

By:

Date:

Donald Burton,

an individual

By:

Date:

Larry Lemons,

an individual

By:

Date:

ITEM 9 LABS CORP,

a Delaware corporation

By:

Name: Bryce Skalla

Its: Chief Executive Officer